UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2011

KRANEM CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	000-53563	02-0585306
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1080 O’Brien Drive Menlo Park, CA 94025
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 319-6743

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Effective August 1, 2011, our board of directors (the “Board”) adopted the Kranem Corporation Stock Incentive Plan (the “Stock Incentive Plan”). The purpose of the Stock Incentive Plan is to promote our success and the interests of its stockholders by providing a means through which we may grant equity-based incentives to attract, motivate and retain certain officers, employees, directors and other eligible persons and to further link the interests of the recipients with those of our stockholders generally. A total of 2,000,000 shares of common stock are available for issuance under the Stock Incentive Plan.

The Stock Incentive Plan provides for the grant of incentive stock options and non-qualified stock options. Incentive stock options granted under the Stock Incentive Plan are those intended to qualify as "incentive stock options" as defined under Section 422 of the Internal Revenue Code. The Stock Incentive Plan must be approved by our stockholders within 12 months of its adoption. The Stock Incentive Plan has not been approved by our stockholders. Non-qualified stock options granted under the Stock Incentive Plan are option grants that do not qualify as incentive stock options under Section 422 of the Internal Revenue Code. Each option shall expire not more than 10 years after its date of grant.

Concurrent with the adoption of the Stock Incentive Plan, the Board resolved on the grant of incentive stock options on an aggregate of 1,074,500 shares and non-qualified stock options on an aggregate of 166,000 shares, of our common stock, to our current employees, as well as eligible consultants. These stock options are exercisable at a price to be determined by the administrator as designated pursuant to the Stock Incentive Plan at the time of the grant of the option and set forth in the applicable agreement. In no case will the exercise price be less than the greater of: (a) the par value of our common stock, (2) 100% of the fair market value of our common stock on the date of grant; or (c) in the case of an option granted to a recipient who at the time of the grant possesses more than 10% of the total combined voting power of all classes of our stock, 110% of the fair market value of our common stock on the date of grant.

The above description of the Stock Incentive Plan is qualified in its entirety by reference to the full text of the Stock Incentive Plan, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Kranem Corporation Stock Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 5, 2011	KRANEM CORPORATION
By: /s/ Edward Miller
Name: Edward Miller
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Kranem Corporation Stock Incentive Plan